                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant [ X  ]

Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[    ]   Preliminary Proxy Statement       [    ] Confidential, For Use of
                                                  the Commission only (as
                                                  Permitted by Rule 14a-6(e)(2))
[ X  ]   Definitive Proxy Statement

[    ]   Definitive Additional Materials

[    ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                U.S. VISION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ X ]    No fee required.

     [   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
              and 0-11.

     (1)      Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2)      Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     (3)      Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how is was determined):
--------------------------------------------------------------------------------
     (4)      Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5)      Total fee paid:
--------------------------------------------------------------------------------
     [   ]    Fee paid previously with preliminary materials.

     [   ]    Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)      Amount Previously Paid:
--------------------------------------------------------------------------------
     (2)      Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
     (3)      Filing Party:
--------------------------------------------------------------------------------
     (4)      Date Filed:
--------------------------------------------------------------------------------

                            [U.S. VISION LETTERHEAD]

                                                                     May 7, 1999

Dear Stockholders:

You are cordially invited to attend the 1999 Annual Meeting of Stockholders of U.S. Vision, Inc. which will be held on June 8, 1999, at 8:00 a.m., Eastern Daylight Time, at the Seaview Marriott Resort, 401 South New York Road, Galloway Township, New Jersey. The official notice of the meeting together with a proxy statement and proxy card are enclosed. Please give this information your careful attention.

Whether or not you expect to attend the meeting in person, it is important that your shares be voted at the meeting. I urge you to specify your choices by marking the enclosed proxy card and returning it promptly. Sending in a signed proxy will not affect your right to attend the annual meeting and vote in person. You may revoke your proxy at any time before it is voted at the annual meeting by giving written notice to the secretary of the company.

Sincerely,

/s/ William A. Schwartz, Jr.

William A. Schwartz, Jr.
Chairman of the Board, President and Chief Executive Officer

                             YOUR VOTE IS IMPORTANT

                  Please Sign, Date, and Return Your Proxy Card

                            [U.S. VISION LETTERHEAD]

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                       TO BE HELD ON TUESDAY, JUNE 8, 1999

                            -------------------------
To Our Stockholders:

The 1999 annual meeting of stockholders of U.S. Vision, Inc. will be held at the Seaview Marriott Resort, 401 South New York Road, Galloway Township, New Jersey, on June 8, 1999, at 8:00 a.m., Eastern Daylight Time, for the following purposes as more fully described in the following pages of the proxy statement, which are made a part of this notice:


         1. To consider and vote on a proposal to elect William A. Schwartz, Jr., Dennis J. Shaughnessy, J. Roger Sullivan, Jr., Richard K. McDonald, G. Kenneth Macrae, and Peter M. Troup as directors of the company to serve until the annual meeting of stockholders in 2000 or until their successors are duly elected and qualified;

         2. To ratify the selection of Ernst & Young LLP as the independent auditor of the company for the fiscal year ending January 31, 2000; and

         3. To transact such other business as may properly come before the meeting or any postponement or adjournment of the meeting.

Only the stockholders of record at the close of business on April 30, 1999, are entitled to notice of and to vote at the annual meeting or any adjournment thereof. The stock transfer books will not be closed.

The company desires your presence at the annual meeting. However, so that the company may be certain that your shares are represented and voted in accordance with your wishes, please mark, date, sign and return the enclosed proxy card in the enclosed return envelope (requiring no postage if mailed in the United States) as promptly as possible to assure representation of your shares and a quorum at the annual meeting. If you attend the annual meeting, you may revoke your proxy and vote in person.

By Order of the Board of Directors,

/s/ George E. McHenry, Jr.
George E. McHenry, Jr.
Senior Vice President-Finance, Chief
Administrative Officer and Secretary

Glendora, New Jersey
May 7, 1999

It is important that your stock be represented at the meeting regardless of the number of shares you hold. Please complete, sign, date and mail the enclosed proxy card in the accompanying envelope even if you intend to be present at the meeting. Returning the proxy card will not limit your right to vote in person or to attend the annual meeting, but will insure your representation if you cannot attend. If you have shares in more than one name, or if your stock is registered in more than one way, you may receive more than one copy of the proxy material. If so, please sign and return each copy of the proxy cards you receive so that all of your shares may be voted. The proxy is revocable at any time prior to its use.

                                U.S. VISION, INC.

                                 1 HARMON DRIVE

                           GLENDORA, NEW JERSEY 08029

                                 --------------

                                 PROXY STATEMENT

                                       FOR

                               1999 ANNUAL MEETING

                                  TO BE HELD ON

                                  JUNE 8, 1999

                                 --------------

                                  SOLICITATION

         This Proxy Statement and accompanying form of proxy are being mailed to stockholders commencing on or about May 7, 1999, in connection with the solicitation by the board of directors of U.S. Vision, Inc. of proxies from the holders of the company's common stock.

         Such proxies are to be used at the annual meeting of stockholders of the company to be held at the Seaview Marriott Resort, 401 South New York Road, Galloway Township, New Jersey, on June 8, 1999 at 8:00 a.m. Eastern Daylight Time, as set forth in the accompanying Notice of Annual Meeting of Stockholders and at any adjournment thereof, for the purposes set forth in the notice. Management is not currently aware of any matters other than those referenced in this Proxy Statement that will be presented for action at the meeting.

                          RECORD DATE AND VOTING STOCK

         Only stockholders of record at the close of business on Friday, April 30, 1999 (the "Record Date") will be entitled to vote on matters presented at the annual meeting or any adjournments thereof. As of the Record Date, the company's outstanding voting securities consisted of 7,793,807 shares of stock. Under the Certificate of Incorporation of the company, each share of stock is entitled to one vote on each of the proposals specified in the notice of the annual meeting of stockholders.

         The holders of a majority of the stock, whether or not present in person or represented by proxy, shall constitute a quorum for the transaction of business at the annual meeting. If a quorum is not present or represented by proxy at the annual meeting, the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting, until a quorum shall be present or represented by proxy. At such adjourned meeting at which a quorum shall be present or represented by proxy, any business may be transacted which might have been transacted at the annual meeting as originally called. If the adjournment is for more than thirty (30) days, or, if after the adjournment a new record date is set, a notice of adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         For purposes of determining whether a proposal has received a majority vote, abstentions will be included in the vote totals, with the result that an abstention will have the same effect as a negative vote for all proposals other than the election of directors. If a broker indicates that it is prohibited from exercising discretionary authority with respect to shares held of record by such broker, including shares held for beneficial holders that have not returned proxies (so-called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote with respect to that matter. Abstentions and broker non-votes will, however, be treated as present for quorum purposes and may be entitled to vote on other matters.

         In the election of directors, stockholders are not entitled to cumulate their votes and are not entitled to vote for a greater number of persons than the number of nominees named in the Proxy Statement. Votes are counted and the count is certified by an inspector of election. Directors are elected by a plurality of votes cast. A majority of the votes cast is required to ratify the appointment of auditors. Regarding the election of directors, you have three choices: by checking the appropriate box on your proxy card you may (a) vote for the director nominees as a group; (b) withhold authority to vote for the director nominees as a group; or (c) vote for the director nominees as a group, except the nominees you identify in the appropriate area. See "Proposal 1.Election of Directors."

         All duly executed proxies received prior to the annual meeting will be voted in accordance with the choices specified thereon. As to any matter for which no choice has been specified in a duly executed proxy, the shares of stock represented thereby will be voted (a) FOR the election as directors of the nominees listed herein, (b) FOR the ratification of Ernst & Young LLP as the independent auditor of the company for the fiscal year ending January 31, 2000 and (c) in the discretion of the persons named in the proxy in connection with any other business that may properly come before the annual meeting. A stockholder giving a proxy may revoke it at any time before it is voted at the annual meeting by filing with the Secretary of the company an instrument revoking it, by delivering a duly executed proxy bearing a later date or by appearing at the annual meeting and voting in person.

         The Annual Report to Stockholders for the fiscal year ended January 31, 1999, is being mailed to each stockholder entitled to vote at the annual meeting with the mailing of this Proxy Statement. The Annual Report is not a part of the proxy solicitation material.

         The cost of soliciting proxies in the accompanying form will be borne by the company. In addition to solicitations by mail, regular employees of the company may solicit proxies in person or by telephone. The company will also reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy material to beneficial owners of stock.

                          OWNERSHIP OF COMMON STOCK BY
                    CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the company's stock as of May 1, 1999, by (a) each director and director nominee who beneficially owns stock and certain of the company's executive officers, (b) all of the company's directors and executive officers as a group and (c) each person known by the company to be the beneficial owner of more than 5% of the company's stock as of May 1, 1999.

         The number of shares of stock beneficially owned by each individual set forth below is determined under the rules of the securities and exchange commission and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which an individual has sole or shared voting power or investment power and any shares that an individual presently, or within 60 days, has the right to acquire through the exercise of any stock option or other right. However, such shares are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person. Unless otherwise indicated, each individual has sole voting and investment power (or shares such powers with their spouse) with respect to the shares of the company's stock set forth in the table below:

NAME OF BENEFICIAL OWNER
------------------------

DIRECTORS AND NOMINEES FOR DIRECTORS
(INCLUDING THOSE WHO ARE ALSO EXECUTIVE                        NUMBER OF SHARES                   PERCENTAGE OF
OFFICERS):                                                     BENEFICIALLY OWNED                OUTSTANDING SHARES
                                                               ------------------                ------------------
         William A. Schwartz, Jr. ............                      288,925(1)                          3.6%
         Dennis J. Shaughnessy ...............                    1,953,791(2)                         25.2%
         J. Roger Sullivan, Jr. ..............                    1,953,791(2)                         25.2%
         Richard K. McDonald .................                      739,482(3)                          9.5%
         G. Kenneth Macrae ...................                        2,353(4)                           *
         David M. Tracy ......................                       25,885(5)                           *
         Peter M. Troup ......................                       18,043(6)                           *

EXECUTIVE OFFICERS:
         George T. Gorman ....................                       42,943(7)                           *
         Gayle E. Schmidt ....................                       77,090(8)                           *
         George E. McHenry, Jr. ..............                       76,050(9)                           *
         Kathy G. Cullen .....................                      26,855(10)                           *
         All Directors and Executive Officers
         as a Group (11) persons .............                   3,248,188(11)                         39.4%

OTHER:
         Grotech Partners IV, L.P. ...........                     873,371(12)                         11.3%
         Stolberg Partners, L.P. .............                   1,522,931(13)                         19.6%
         Constitution Partners I, L.P. .......                     487,228(14)                          6.3%
         Keystone Ventures IV, L.P. ..........                     487,293(15)                          6.3%
         Goldman, Sachs & Co. ................                     939,313(16)                         12.1%

------------------------------
         * Indicates less than 1%.

(1) Includes 228,735 shares issuable upon exercise of currently exercisable options. Mr. Schwartz is married to Ms. Gayle E. Schmidt and, accordingly, may be deemed to beneficially own the shares held by Ms. Schmidt.

(2) The shares of stock listed in Mr. Shaughnessy's and Mr. Sullivan's name, except for 4,456 shares, are owned by Grotech Partners IV, L.P., Grotech Partners III, L.P., Grotech III Companion Fund, L.P. and Grotech III Pennsylvania Fund, L.P., each a limited partnership in which Mr. Shaughnessy and Mr. Sullivan serve as directors or officers of the respective general partners. Grotech Capital Group, Inc., the general of Grotech Partners III, L.P., Grotech III Companion Fund, L.P. and Grotech III Pennsylvania Fund, L.P., is the holder of 840 of these shares. Grotech Capital Group IV, LLC, the general partner of Grotech Partners IV, L.P., is the holder of 3,616 of these shares. Messrs. Shaughnessy and Sullivan disclaim beneficial ownership of these shares for all purposes.

(3) A portion of the shares of stock held in Mr. McDonald's name are owned by M&M General Partnership and Constitution Partners I, L.P., each a limited partnership in which Mr. McDonald serves as a director or officer of the respective general partners. Mr. McDonald disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(4) Includes 118 shares of stock issuable upon exercise of currently exercisable options.

(5) Includes 23,657 shares issuable upon the exercise of options exercisable at or within 60 days. Mr. Tracy's term as a director expires at the 1999 annual meeting of stockholders and he will not stand for reelection at the annual meeting.

(6) Includes 14,815 shares are issuable upon the exercise of options exercisable at or within 60 days.

(7) All 42,943 shares are issuable upon the exercise of options exercisable at or within 60 days.

(8) Includes 76,050 shares are issuable upon the exercise of options exercisable at or within 60 days. Ms. Schmidt is married to Mr. William
         A. Schwartz, Jr. and, accordingly, may be deemed to beneficially own the shares held by Mr. Schwartz.

(9) All 76,050 shares are issuable upon the exercise of options exercisable at or within 60 days.

(10) All 26,855 shares are issuable upon the exercise of options exercisable at or within 60 days.

(11) Includes 489,223 shares issuable upon the exercise of options exercisable at or within 60 days.

(12) The business address of Grotech Partners IV, L.P. is 9690 Deereco Road, Timonium, MD 21093.

(13) The business address of Stolberg Partners, L.P. is 767 Third Avenue, New York, NY 10017.

(14) The business address of Constitution Partners I, L.P. is 600 Grant Street, 57th Floor, USX Tower, Pittsburgh, PA 15219.

(15) The business address of Keystone Ventures IV, L.P. is 1601 Market Street, 25th Floor, Philadelphia, PA 19103.

(16) The business address of Goldman Sachs & Co. is 85 Broad Street, New York, New York 10004.

                            MANAGEMENT OF THE COMPANY

         The board of directors elects executive officers annually at its first meeting following the annual meeting of stockholders. The following table sets forth, as of May 1, 1999, the names of the executive officers of the company and their respective positions with the company.

NAME                                     AGE              POSITION
----                                     ---              --------
William A. Schwartz, Jr................   57              President, Chief Executive Officer and Chairman of the Board
George T. Gorman.......................   47              President-Retail
Gayle E. Schmidt.......................   46              Executive Vice President-Manufacturing
George E. McHenry, Jr..................   46              Senior Vice President-Finance, Chief Administrative
                                                          Officer and Secretary
Kathy G. Cullen........................   34              Senior Vice President and Chief Financial Officer



WILLIAM A. SCHWARTZ, JR., has served as the President, Chief Executive Officer and Chairman of the Board of the company and its predecessors since 1967. Mr. Schwartz has been involved in the optical retail industry for more than 30 years. He is a member of the Executive Committee. Mr. Schwartz also serves on the board of directors of Motherswork, Inc. and Commerce Bancorp, Inc. Mr. Schwartz is married to Ms. Schmidt.

GEORGE T. GORMAN has served as the President-Retail of the company since February 1998. From September 1996 to January 1998, he served as the Executive Vice President, Retail of the company. From 1974 until joining the company, Mr. Gorman was a senior retail officer with Strawbridge & Clothier, a full line department store.

GAYLE E. SCHMIDT has served as the Executive Vice President-Manufacturing of the company since 1990. From 1970 to 1990, Ms. Schmidt served in various managerial capacities of the company. Ms. Schmidt is married to Mr. Schwartz.

GEORGE E. MCHENRY, JR. has served as the Senior Vice President-Finance, Chief Administrative Officer and Secretary of the company since February 1998. From 1987 to January 1998, he served as the company's Chief Financial Officer, Treasurer and Secretary. Prior to joining the company, Mr. McHenry was employed as an accountant by the firms of Touche Ross & Co. (now Deloitte & Touche) and Main Hurdman (now KPMG Peat Marwick) from 1974 to 1987.

KATHY G. CULLEN has served as the Chief Financial Officer of the company since February 1998. From 1992 to January 1998, she served as Vice President, Finance and Chief Accounting Officer of the company. Prior to joining the company, Ms. Cullen was employed as an accountant by Coopers & Lybrand.

BOARD MEETINGS AND COMMITTEES OF THE BOARD

         The board of directors has a standing Executive Committee, Audit Committee, Compensation Committee and Stock Option Committee. The principal responsibilities and membership of each committee are described below.

EXECUTIVE COMMITTEE. The Executive Committee has the authority to exercise substantially all of the powers of the Board in the management and business affairs of the company, except it does not have the authority to declare dividends, authorize the issuance of shares of stock, modify the company's Certificate of Incorporation or its Bylaws, adopt any agreement of merger or consolidation or recommend to the stockholders the sale, lease or exchange of all or substantially all of the company's assets or the dissolution of the company. Regularly scheduled meetings of the board of directors are held periodically each year and special meetings are held from time to time. As a consequence, the occasions on which this committee is required to take action are limited. The members of this committee are Messrs. Macrae, McDonald and Schwartz. The committee held no meetings during fiscal 1998.

AUDIT COMMITTEE. The Audit Committee is responsible for reviewing the company's accounting and financial practices and policies and the scope and results of the company's audit. The Audit Committee is also responsible for recommending the selection of the company's independent public accountants. This committee is presently comprised of Messrs. McDonald and Sullivan. The committee met separately from the board on one occasion during fiscal 1998.

COMPENSATION COMMITTEE. The Compensation Committee reviews the compensation of executive officers, except members of the committee, and makes recommendations to the board regarding executive compensation. This committee is presently comprised of Messrs. Shaughnessy, Macrae and McDonald. The committee did not meet separately from the board during fiscal 1998.

STOCK OPTION COMMITTEE. The Stock Option Committee administers the company's existing stock option plan. This committee is presently comprised of Messrs. Shaughnessy and Macrae. The committee met separately on one occasion from the board during fiscal 1998.

COMPENSATION OF THE COMPANY'S DIRECTORS

         The current policy of the company is to pay each director who is not also an officer or employee of the company, an annual fee of $15,000 for preparing for and attending meetings of directors and committees. While directors do not receive additional compensation for attending meetings, the company will pay ordinary and necessary out-of-pocket expenses for directors to attend board and committee meetings. Directors who are officers or employees of the company receive no fees for service on the board or committees thereof.

         The company has also granted options to acquire stock to directors who are not employed, affiliated with or 5% stockholders of the company. In fiscal 1997, Mr. Troup received options to acquire 22,222 shares of stock. Mr. Tracy received options to acquire 11,111 shares of stock in fiscal 1997 and 16,250 shares of stock in fiscal 1995. Mr. Tracy's term as a director expires at the 1999 annual meeting of stockholders and he will not stand for reelection.

         The board met on five occasions during fiscal 1998. Each director attended 100% of (a) the total number of meetings of the board held during the period in which he was a director and (b) the total number of meetings held by all committees on which he served.

REPORT OF COMPENSATION COMMITTEE ON ANNUAL EXECUTIVE COMPENSATION

         The Compensation Committee met informally several times during the year and met during three of the regular meetings of the Board. The policy of the Compensation Committee is to provide executive officers of the company and its subsidiary, Styl-Rite Optical Mfg. Co., Inc. ("Styl-Rite"), with fair compensation based on their responsibilities, and on the performance of the company as a whole. Regarding the executive officers of Styl-Rite, however, their compensation is based on the performance of Styl-Rite as a whole.

         The Compensation Committee believes generally that performance goals enhance teamwork and help focus management's attention on the performance of the companies rather than the performance of particular areas within the companies. Additionally, particular areas may in the future need separate performance goals, but the Compensation Committee does not believe that is currently required.

         The Compensation Committee sets target earnings levels for the company and Styl-Rite, and provides a bonus target to each executive officer. The bonus target is a percentage of that executive's base salary. The Compensation Committee then sets target levels pursuant to which an executive who is employed at the time of the bonus award can receive all or a portion of the designated bonus target based on the company's or Styl-Rite's earnings performance, as the case may be. If the earnings target is not met, an executive may receive some portion of his bonus based on the percentage of the earnings target achieved. In addition, if the earnings target is exceeded, the executives may receive, based on a formula, up to twice the executive's bonus target. The earnings target is set by the Compensation Committee prior to the commencement of each fiscal year and is believed by the Compensation Committee to be aggressive, but achievable.

         The Compensation Committee believes that its earnings and bonus targets are confidential and disclosure of those targets would adversely effect the company. The report of the Compensation Committee will not be deemed to be incorporated by reference into any filing by the company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the company specifically incorporates that report by reference.

                             EXECUTIVE COMPENSATION

         The following table summarizes the compensation earned by the company's Chief Executive Officer, its four other most highly compensated executive officers (whose compensation exceeded $100,000 in fiscal 1998) and one additional individual for whom disclosures would have been provided had the individual been serving as an executive officer as of January 31, 1999, collectively, the "Named Officers," for services rendered in all capacities to the company during the fiscal years ended January 31, 1999, 1998 and 1997.

                           SUMMARY COMPENSATION TABLE



                                                                                        Long-Term
                                                               Annual Compensation     Compensation
                                                               -------------------     ------------

                                                                                       Securities
                                                                                       Underlying
                                                                                        Options/         All Other
                                                            Salary         Bonus          SARs         Compensation
         Name and Principal Positions         Year            ($)           ($)           (#)               ($)(C)
         ----------------------------         ----            ---           ---           ---               ------

         William A. Schwartz, Jr. ........    1998          222,000       50,000           --                --
           President and                      1997          222,000         --             --                --
           Chief Executive Officer            1996          231,700       60,000        228,735              --

         George T. Gorman(B) .............    1998          161,300       25,000         65,000              --
           President-Retail                   1997          161,300         --             --                --
                                              1996           55,700       15,000         15,665              --

         Gayle E. Schmidt ................    1998          161,200       25,000           --                --
           Executive Vice President-          1997          161,200         --             --                --
           Manufacturing                      1996          177,300       40,000         76,050           32,300

         George E. McHenry, Jr. ..........    1998          152,200       25,000           --                --
           Senior Vice President-Finance,     1997          152,200         --             --                --
           Chief Administrative Officer       1996          153,700       25,000         76,050           14,300
           and Secretary

         Kathy G. Cullen .................    1998          116,200       20,000         45,000              --
           Senior Vice President              1997           87,600         --             --                --
           and Chief Financial Officer        1996           80,200       18,000         4,355               --

         Reid V. Eikner(A) ...............    1998          161,200       25,000           --                --
           Executive Vice President           1997          161,200         --             --                --
                                              1996          162,100       40,000         76,050              --

--------------------

(A) Mr. Eikner resigned as an Executive Vice President of the company in January 1999.

(B) The 1996 annual compensation for Mr. Gorman reflects less than a full year.

(C) Represents amounts paid by the company to the account of the Named Officers for unused vacation time.

OPTION GRANTS IN FISCAL 1998 TO THE COMPANY'S EXECUTIVE OFFICERS

         The following table provides information regarding the stock options granted by the company to Named Officers in fiscal 1998.

                                                          1998 OPTION GRANTS

                                                                Individual Grants

                              --------------------------------------------------------------------------------------


                                Number of      Percent of                             Potential Realizable Value
                                Securities        Total        Exercise               at Assumed Annual Rates of
                                underlying       Options       of Base                Stock Price Appreciation
                               Option/SARs     Granted to       Price     Expiration     for Option Term (A)
            Name                Granted (#)     Employees      ($/Sh)       Date        5% ($)          10% ($)
            ----                -----------     ---------      ------       ----        ------          -------

George T. Gorman                      65,000       21%         $12.00      5/08/08       450,833       1,179,897
Kathy G. Cullen                       45,000       14%         $12.00      5/08/08       312,115         816,852

--------------------------

(A) The potential realizable values set forth under these columns result from calculations assuming 5% and 10% growth rates as set by the SEC and are not intended to forecast future price appreciation of the company's stock. The amounts reflect potential future value based upon growth of these prescribed rates. The company did not use an alternate formula for a grant date valuation, an approach which would state gains at present, and therefore lower, value. The company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. Actual gains, if any, on stock option exercises are dependent on the future performance of the company's stock. There can be no assurance that the amounts reflected in this table will be achieved.

(B) One-half (1/2) of these options are currently exercisable and an additional one-fourth (1/4) becomes exercisable on each of May 8, 2000 and 2001.

AGGREGATE OPTION EXERCISES IN FISCAL 1998 BY THE COMPANY'S EXECUTIVE OFFICERS

         No options were exercised by the Named Officers during the fiscal year ended January 31, 1999. The following table provides information concerning unexercised options and the value of options held by the Named Officers at fiscal year-end measured in terms of the last reported bid price for the shares of the company's stock on January 29, 1999 ($7.13 as reported on Nasdaq).

                AGGREGATED OPTION EXERCISES IN FISCAL 1998 AND YEAR-END
                                     OPTION VALUES

                                                               Value of Unexercised
                                      Number of                    in-the-Money
                                Securities Underlying               Options at
                                 Unexercised Options             January 31, 1999
                                at January 31, 1999(#)                  (A)($)
                              ---------------------------    ----------------------------
   Name                       Exercisable   Unexercisable    Exercisable    Unexercisable
   ----                       -----------   -------------    -----------    -------------

William A. Schwartz, Jr.         228,735          --              --              --
George T. Gorman                 42,944         37,721            --              --
Gayle E. Schmidt                 76,050           --              --              --
George E. McHenry, Jr.           76,050           --              --              --
Kathy G. Cullen                  26,855         32,500            --              --
Reid V. Eikner(B)                76,050           --              --              --

-------------------------
(A) Market value of shares covered by in-the-money options on January 31, 1999, less option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price.

(B) Mr. Eikner resigned as an Executive Vice President in January 1999. Mr. Eikner's stock options expired unexercised in April 1999.

EMPLOYMENT AGREEMENTS WITH NAMED OFFICERS

         The company entered into an employment agreement in 1998 with William
A. Schwartz, Jr., President and Chief Executive Officer. The employment agreement provides for a guaranteed base salary and the right to be considered for such bonus programs as are adopted by the board. The initial term of Mr. Schwartz's employment agreement is for three years and is automatically renewed annually if not terminated by either party. Under the terms of Mr. Schwartz's agreement, he is entitled to salary continuation for the balance of the term of his employment agreement, but not less than one year, if his employment terminated by the company for other than cause or if he resigns for good reason under the terms of the agreement. The severance payable to Mr. Schwartz will depend on his monthly salary at that time. His current monthly salary is $18,519.

         The company entered into salary continuation agreements in 1998 with the remaining Named Officers, George T. Gorman, President-Retail, Gayle E. Schmidt, Executive Vice President-Manufacturing, George E. McHenry, Jr., Senior Vice President-Finance, Chief Administrative Officer and Secretary, and Kathy G. Cullen, Senior Vice President and Chief Financial Officer. Under the terms of each of these agreements, the Named Officer is entitled to salary continuation for one year if the Named Officer's employment is terminated by the company other than for cause or the Named Officer resigns with good reason under the terms of the agreement. The severance due to each Named Officer depends on such person's monthly salary at that time. The current monthly salary for each Named Officer is as follows: Mr. Gorman -- $13,442; Ms. Schmidt -- $13,433; Mr. McHenry -- $12,683 and Ms. Cullen -- $9,683. Each Named Officer has also agreed not to compete with the company for a period of six months following the termination of such person's employment with the company.

TERMINATION OF EMPLOYMENT ARRANGEMENTS

         Under the terms of Mr. Eikner's employment agreement, the company agreed to pay Mr. Eikner his current monthly salary of $13,433 through March 2000. Mr. Eikner's stock options expired unexercised in April 1999.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Since 1990, the company has leased a retail store, office and administrative space located in a 7,000 square foot building in Philadelphia, Pennsylvania, from a limited partnership in which William A. Schwartz, Jr., a director, the President and Chief Executive Officer of the company and the general partner of such partnership, Gayle E. Schmidt, the Executive Vice President-Manufacturing of the company and George E. McHenry, Jr., the Senior Vice President-Finance, Chief Administrative Officer and Secretary of the company are limited partners, each of whom owns 10% of such limited partnership. The company made payments to the partnership of $136,600 in each of fiscal 1996, 1997 and 1998. Management believes that the lease terms are comparable to those that could have been obtained pursuant to an arm's length transaction with unaffiliated parties.

         The company had a consulting arrangement with David M. Tracy, a director of the company, during fiscal 1998, pursuant to which Mr. Tracy would receive compensation in the amount of $1,500 per day for consulting services rendered at the company's request. During fiscal 1998, Mr. Tracy did not render any consulting services for the company. Mr. Tracy, however, will not stand for reelection as a director at the 1999 annual meeting of stockholders.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the company's directors, executive officers and 10% owners of stock of the company to file reports of beneficial ownership of the company's stock and changes in such beneficial ownership with the SEC. Directors, executive officers and 10% owners are also required by rules promulgated by the SEC to furnish the company with copies of all forms they file pursuant to Section 16(a). Based solely upon a review of the copies of the forms filed pursuant to Section 16(a) furnished to the company, or written representation that no year-end Form 5 filings were required for transactions occurring during fiscal 1998, the company believes that its directors, officers and 10% owners of stock of the company complied with the
Section 16(a) filing requirements applicable to them during fiscal 1998.

                    MATTERS TO BE BROUGHT BEFORE THE MEETING

                        PROPOSAL 1. ELECTION OF DIRECTORS

         Unless contrary instructions are set forth in the proxy, it is intended that the persons named in the proxy will vote all shares of stock represented by the proxy for the election of the six director nominees listed below. The directors elected at the annual meeting will each serve for a term expiring on the date of the annual meeting in 2000. Directors of the company are elected annually and hold office until their successors have been elected and qualified on their early resignation or removal.

         The board proposes the election of the following six nominees for the election as directors at the 1999 annual meeting, all of whom are currently directors of the company. Listed below is information about each nominee, including biographical data for at least the last five years. Should any nominee become unavailable for election, the board of directors may designate another nominee, in which case the persons acting under duly executed proxies will vote for the election of the replacement nominee, although management is not aware of any circumstances likely to render any nominee unavailable for election.

WILLIAM A. SCHWARTZ, JR., 57, has served as the President, Chief Executive Officer and Chairman of the Board of the company and its predecessors since 1967. Mr. Schwartz has been involved in the optical retail industry for more than 30 years. He is a member of the Executive Committee. Mr. Schwartz also serves on the board of directors of Motherswork, Inc. and Commerce Bancorp, Inc.

DENNIS J. SHAUGHNESSY, 52, has been a Director of the company since 1994. He is a member of the Compensation Committee and Stock Option Committee. Since September 1989, Mr. Shaughnessy has served as the Managing Director, Treasurer and Director of Grotech Capital Group, Inc., the general partner of Grotech Partners III, L.P., Grotech III Companion Fund, L.P. and Grotech III Pennsylvania Fund, L.P.; and Managing Director, Treasurer and Director of Grotech Capital Group IV, Inc., the general partner of Grotech Partners IV, L.P. He served as the President and Chief Executive Officer of CRI International, Inc. from 1985 to September 1989. Mr. Shaughnessy currently serves on the Board of Tesseco Technologies, Inc., Secure Computing, Inc. and Forensic Technologies, Inc.

J. ROGER SULLIVAN, JR., 56, has been a Director of the company since 1994. He is a member of the Audit Committee. Since March 1994, Mr. Sullivan has served as a special partner of Grotech Capital Group, Inc., the general partner of Grotech Partners III, L.P. and Grotech Capital Group IV, Inc., the general partner of Grotech Partners IV, L.P. From 1993 to March 1994, he was self employed as a consultant. From 1979 to 1992 he served as a Senior Vice President of First National Bank of Maryland.

RICHARD K. MCDONALD, 52, has been a Director of the company since 1994. He is a member of the company's Executive Committee, Audit Committee and Compensation Committee. Since 1988, Mr. McDonald has served as the President and Director of Constitutional Capital Corporation, a general partner of M&M General Partnership and a general partner of RKM Investment Company, the general partner of Constitution Partners I, L.P. From 1990 to 1993, he served as a Senior Vice President of Westinghouse Credit Corporation.

G. KENNETH MACRAE, 70, has been a Director of the company since 1990. He is a member of the Executive Committee, Compensation Committee and Stock Option Committee. Mr. Macrae is a consultant to Keystone Venture Capital Management Co., a venture capital firm in Philadelphia, Pennsylvania. Prior to serving as a consultant, Mr. Macrae was the President of Keystone Venture Capital Management Co. and the President and Director of KVM IV MCGP, Inc., the general partner of Keystone Venture IV Management Company, L.P., the general partner of Keystone IV, L.P. from 1983 to 1997. From 1983 to 1992, Mr. Macrae and certain of his affiliates failed to file timely ownership reports on Forms 3 and 4 and to file timely and amend promptly Schedules 13D. As a result, the Securities and Exchange Commission entered an order on August 17, 1993, pursuant to which Mr. Macrae and certain of his affiliates agreed to permanently cease and desist from committing or causing any violations of the requirements of Sections 13(d) and 16(a) of the Securities Exchange Act of 1934 and certain of the rules promulgated thereunder.

PETER M. TROUP, 55, has been a Director of the company since 1997. Since 1996, Mr. Troup has served as a management consultant to the retail industry. From 1994 to 1995 he served as the vice president of international marketing of E&J Gallo Winery. From 1991 to 1994, Mr. Troup was the general manager of Procter & Gamble's cosmetics and fragrances operations in the United Kingdom.

         A stockholder may, in the manner set forth in the enclosed proxy card, instruct the proxy holder to vote that stockholder's shares of stock for one or more of the named nominees. The proxies solicited by this Proxy Statement cannot be voted for a number of persons greater than the number of nominees named above. The company's Certificate of Incorporation does not permit cumulative voting.

REQUIRED AFFIRMATIVE VOTE

         A plurality of the votes of the holders of the outstanding shares of stock of the company, represented in person or by proxy at a meeting at which a quorum is present may elect directors.

         THE BOARD OF DIRECTORS URGES YOU TO VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR SET FORTH ABOVE.

          PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITOR

         The Board of Directors has approved and recommends the appointment of Ernst & Young LLP, certified public accountants to serve as independent auditor for the company for the fiscal year ending January 31, 2000. Approval of the appointment of the accountants is being sought in order to give stockholders the opportunity to express their opinion on the matter. Approval will require the affirmative vote of the holders of a majority of the shares of stock which are represented and entitled to vote at the annual meeting. Should approval not be obtained, the board of directors would expect to reconsider the appointment.

         Members of Ernst & Young LLP are expected to attend the annual meeting and, if present, be available to answer appropriate questions which may be asked by stockholders. Such members will also have an opportunity to make a statement at the Meeting if they desire to do so.

REQUIRED AFFIRMATIVE VOTE

         The affirmative vote of a majority of the outstanding stock is required to ratify Ernst & Young LLP as independent auditor for the company.

         THE BOARD OF DIRECTORS URGES YOU TO VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITOR OF THE COMPANY.

                             STOCK PERFORMANCE GRAPH

         The following performance graph compares the performance of the company's stock, the Nasdaq Composite Index and an index of peer companies selected by the company (the "Peer Group Index") since December 2, 1997 (which is when the company's stock first traded publicly on the National Association of Securities Dealers, Inc. Automated Quotation System). The graph assumes that the value of the investment in the shares of the company's stock and in each index was $100 on December 2, 1997, and that all dividends were reinvested.

          The Peer Group Index shown on the performance graph (which is weighted on the basis of market capitalization) consists of the company and the following companies which are engaged primarily in the retail optical business: Cole National Corporation, Luxottica, Vista Eyecare, Inc., New West Eyeworks, Inc. and Sterling Vision.



                             [INSERT GRAPHIC HERE]



         The stock price performance depicted in the graph above is not necessarily indicative of future price performance. The graph will not be deemed to be incorporated by reference in any filing by the company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the company specifically incorporates same by reference.

                              COSTS OF SOLICITATION

         The cost of soliciting proxies, which also includes the preparation, printing, and mailing of this proxy statement, will be borne by the company. Solicitation will be made by the company primarily through the mail, but certain employees of the company, who will receive no compensation for their services other than their regular remuneration, may also solicit proxies by telephone, telecopy, or personal interview. The company will request brokers and nominees to obtain voting instructions of beneficial owners of stock registered in the names of such brokers and nominees and other "street names" and will reimburse them for any expenses incurred in connection therewith. The company's transfer agent, Registrar and Transfer Company, will assist the company in the solicitation of proxies from brokers and nominees. The fees for the services of the transfer agent are included in the monthly fees paid by the company. However, the company will reimburse the transfer agent for its reasonable out-of-pocket expenses incurred in connection with providing solicitation services.

                                  OTHER MATTERS

         As of the date of this proxy statement, the company knows of no other business that will be presented for consideration at the annual meeting. However, the enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (a) matters that the company's Board of Directors does not know, a reasonable time before proxy solicitation, are to be presented for approval at the meeting; (b) approval of the minutes of a prior meeting of stockholders, if such approval does not constitute ratification of the action at the meeting; (c) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (d) any proposal omitted from this proxy statement and the form of proxy pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended; and (e) matters incidental to the conduct of the meeting. If any such matters come before the meeting, then the proxy agents named in the accompanying proxy card will vote in accordance with their judgment.

         EACH PERSON FROM WHOM A PROXY IS SOLICITED CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED JANUARY 31, 1999, AS FILED WITH SEC BY SENDING A WRITTEN REQUEST TO THE COMPANY. REQUESTS SHOULD BE DIRECTED TO KATHY G. CULLEN, CHIEF FINANCIAL OFFICER, 1 HARMON DRIVE, GLENDORA, NEW JERSEY 08029, AND A COPY WILL BE SENT TO YOU AT NO CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT.

                       DEADLINE FOR STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be present at the company's annual meeting of stockholders in 2000, must be submitted to the company no later than January 7, 2000, to be included in the company's proxy materials for 2000.

         PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

By Order of the Board of Directors,

/s/ George E. McHenry, Jr.
George E. McHenry, Jr.
Senior Vice President-Finance, Chief Administrative
Officer and Secretary

Glendora, New Jersey
May 7, 1999

                                                                      APPENDIX A

PROXY

                                U.S. VISION, INC.

    SOLICITED ON BEHALF OF THE COMPANY AND APPROVED BY THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints William A. Schwartz, Jr. and George E. McHenry, Jr., and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the 1999 Annual Meeting of Stockholders of U.S. Vision, Inc. to be held on the 8th day of June 1999 (pursuant to the Notice of Annual Meeting dated May 1999, and accompanying proxy statement) and at any postponement or adjournment thereof, and to vote all of the shares of U.S. Vision, Inc. that the undersigned is entitled to vote with all the powers and authority the undersigned would possess if personally present in accordance with the following instructions.

When properly executed, this Proxy will be voted in the manner directed herein by the undersigned Stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL THE NOMINEES NAMED IN PROPOSAL 1 AND FOR PROPOSAL 2.



1. ELECTION OF DIRECTORS
FOR all nominees               WITHHOLD              NOMINEES: William A. Schwartz, Jr., Dennis J. Shaughnessy,
listed to the right            AUTHORITY                       J. Roger Sullivan, Jr.,  Richard K. McDonald, G.
(except as marked             to vote for all                  Kenneth Macrae and Peter M. Troup.
to the contrary)            nominees listed below

          [ ]                   [ ]

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE
              SUCH INDIVIDUAL'S NAME IN THE SPACE PROVIDED BELOW)

--------------------------------------------------------------------------------
       (Continued, and to be marked, dated and signed, on the other side)

2.       RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITOR OF THE
         COMPANY.

       FOR                AGAINST                ABSTAIN
       [ ]                  [ ]                    [ ]

3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

       FOR                AGAINST                 ABSTAIN
       [ ]                  [ ]                    [ ]














                           Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                           Dated:--------------------------------, 1999

                           --------------------------------------------------
                                                 (Signature)


                           --------------------------------------------------
                                          (Signature if held jointly)